SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                              ---------------------

                                    FORM 8-K
                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934

                              ---------------------

                                 March 22, 2005

                Date of Report (Date of earliest event reported)

                            U.S. Energy Systems, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)

      Delaware                       0-10238               52-1216347
  ---------------                  -----------          ----------------
  (State or other                  (Commission          (I.R.S. Employer
  jurisdiction of                  File Number)        Identification No.)
   Incorporation)

One North Lexington Avenue
White Plains, NY                                             10601
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(Address of principal executive offices)                   (Zip Code)

Registrant's telephone number, including area code: (914) 993-6443

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 - Securities Trading Markets Item

3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

      On March 22, 2005, we received a letter from Nasdaq advising that we had regained compliance with Marketplace Rule 4310(c)(4) (i.e., minimum bid price).

                                     SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        U.S. Energy Systems, Inc.


                                        By: /s/ Henry N. Schneider
                                           -------------------------------------
                                           Henry N. Schneider, Interim President

Dated: March 22, 2005